Other Income, Net - Summary of Other Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
Analysis of income and expense [abstract]
Interest income	$ 3,840	$ 2,556	$ 3,693
Dividend income		32	3,570
Net gain arising on financial assets designated as FVTPL	7,547	7,947	3
Others, net	2,988	4,059	3,964
Total	$ 14,375	$ 14,594	$ 11,230